                                                            __________ __, 1996

                                 MCI CAPITAL I
                                MCI CAPITAL II
                                MCI CAPITAL III
                                MCI CAPITAL IV

               CUMULATIVE QUARTERLY INCOME PREFERRED SECURITIES
                (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)
            GUARANTEED TO THE EXTENT SET FORTH IN THE GUARANTEE BY
                        MCI COMMUNICATIONS CORPORATION


                    UNDERWRITING AGREEMENT BASIC PROVISIONS
                    ---------------------------------------


          From time to time MCI Capital I, MCI Capital II, MCI Capital III or MCI Capital IV, each a statutory business trust formed under the laws of the State of Delaware (each a "Trust" and collectively, the "Trusts"), and MCI Communications Corporation, a Delaware corporation, as depositor of each trust and as guarantor (the "Guarantor"), propose to issue and sell certain of its preferred securities (the "Securities") representing undivided beneficial interests in the assets of the Designated Trust, guaranteed by the Guarantor to the extent set forth in the guarantee agreement (the "Guarantee Agreement") identified in the Terms Agreement (as defined below).

          The Trusts and the Guarantor propose to enter into one or more Terms Agreements (each a "Terms Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, which shall provide that the Trust identified in the applicable Terms Agreement (such Trust being the "Designated Trust" with respect to such Terms Agreement) shall issue and sell the Securities to the firms named in Schedule I to the applicable Terms Agreement (such firms constituting the "Underwriters" with respect to such Terms Agreement and the securities specified therein).

          The Securities specified in such Terms Agreement are referred to as the "Firm Designated Securities" with respect to such Terms Agreement. If specified in such Terms Agreement, the Designated Trust may grant the Underwriters the right to purchase at their election an additional number of Securities, specified as provided in such Terms Agreement as provided in Section 2(b) hereof (the "Optional Designated Securities"). The Firm Designated Securities and any Optional Designated Securities are collectively called the "Designated Securities." The proceeds of the sale of the Designated Securities and of common securities of the Trust

(the "Common Securities") sold to the Guarantor are to be invested in junior subordinated deferrable interest debentures of the Guarantor (the "Subordinated Debentures"), to be issued pursuant to a junior subordinated indenture to be dated as of ___________ __, 1996 (the "Indenture") between the Guarantor and Wilmington Trust Company, as trustee. The Designated Securities may be exchangeable into Subordinated Debentures, as specified in Schedule II to such Terms Agreement. Pursuant to the Guarantee Agreement identified in the Terms Agreement relating to any particular issuance of Designated Securities, the Designated Securities will be guaranteed by the Guarantor to the extent set forth in such Terms Agreement (the "Guarantee").

          The terms and rights of any particular issuance of Designated Securities shall be as specified in the Terms Agreement relating thereto and in or pursuant to the amended and restated trust agreement (the "Trust Agreement") identified in such Terms Agreement.

          Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Terms Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. These Underwriting Agreement basic provisions (this "Agreement") shall not be construed as an obligation of any Trust to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of any Trust to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Terms Agreement with respect to the Designated Securities specified therein. Each Terms Agreement shall specify the aggregate number of the Firm Designated Securities, the maximum number of Optional Designated Securities, if any, the initial public offering price of such Firm and Optional Designated Securities or the manner of determining such price, the terms of the Designated Securities, including the terms on which and terms of the securities into which the Designated Securities will be exchangeable, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Designated Securities, if any, and payment therefor. The Terms Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Terms Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under each Terms Agreement shall be several and not joint.

SECTION 1.  Representations and Warranties.
            ------------------------------

          Each of the Trusts and the Guarantor, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

          (i)  Due Organization and Qualification.  Each Trust has been duly
               ----------------------------------
     organized and is validly existing as a business trust in good standing under the laws of the State of Delaware, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Guarantor is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise.

         (ii)  Subsidiaries.  Each subsidiary of the Guarantor which is a
               ------------
     significant subsidiary (each, a "Significant Subsidiary"), as defined in Rule 405 of Regulation C of the regulations promulgated under the Securities Act of 1933, as amended (the "1933 Act"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the

     Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise; all the outstanding beneficial interests in the Designated Trust have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; and all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and all such shares owned by the Guarantor, directly or through subsidiaries, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or security (except for any lien or encumbrance permitted pursuant to Article VI of the Revolving Credit Agreement, dated as of July 8, 1994, among the Guarantor and Bank of America National Trust and Savings Association, as agent for the financial institutions party thereto, Articles X and XII of the indenture, dated as of February 17, 1995, between the Guarantor and Citibank, N.A. and Articles X and XIII of the indenture, dated as of October 15, 1989, between the Guarantor and Bankers Trust Company, as trustee).

        (iii)  Registration Statement and Prospectus.  A registration statement
               -------------------------------------
     on Form S-3 (File No. 333-......) in respect of the Securities, the
     Subordinated Debentures and the Guarantees has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters has been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), each in the form heretofore delivered to the Representatives); no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the 1933 Act is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the 1933 Act in accordance with Section 3(a) hereof and deemed by virtue of Rule 430A under the 1933 Act to be part of the registration statement at the time it was declared effective and (ii) all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Forms T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, the Subordinated Debentures and the Guarantees, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of the applicable Terms Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the 1933 Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule

     424(b) under the 1933 Act in accordance with Section 3(a) hereof, including any documents incorporated by reference therein as of the date of such filing); and the Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the 1933 Act and the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (iv)  Incorporated Documents.  The documents incorporated by reference
               ----------------------
     in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Regulations"), and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the 1934 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (v)  Accountants.  The accountants who certified the financial
               -----------
     statements of the Guarantor and its subsidiaries included in or incorporated by reference in the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Regulations.

         (vi)  Financial Statements.  The financial statements of the Guarantor
               --------------------
     and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the Guarantor and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; and, except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

        (vii)  Material Changes.  Since the respective date as of which
               ----------------
     information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been any change in the capital stock or long-term debt of the Guarantor or any of its subsidiaries or any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Guarantor and its subsidiaries, considered as one business enterprise, whether or not arising in the normal course of business.

       (viii)  No Defaults.  Neither the Guarantor nor any of its subsidiaries
               -----------
     is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties is bound, except where such violation or default would not have a material adverse effect on the condition, financial or otherwise, or in the earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise; and the execution and delivery of any applicable Terms Agreement to which this Agreement is attached and forms a part thereof and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and do not conflict with or constitute a breach of, or default under, or result in the creation or imposition or violation of any lien, charge or encumbrance upon any property or assets of the Guarantor or any of its subsidiaries pursuant to, (A) the charter or by-laws of the Guarantor, (B) any law, administrative regulation or administrative or court order or decree applicable to the Guarantor, (C) any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Guarantor or any such subsidiary is a party or by which it or any of them is bound or to which any of the property or assets of the

     Guarantor or any such subsidiary is subject, where such conflict, breach or default, or lien, charge or encumbrance has a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise.

         (ix)  Legal Proceedings; Contracts.  Except as set forth or
               ----------------------------
     incorporated by reference in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any of its subsidiaries, which might, in the opinion of the Guarantor, result in any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation of the transactions contemplated by the applicable Terms Agreement to which this Agreement is attached and forms a part or the Guarantor Agreements (as defined below); and there are no contracts or documents of the Guarantor or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the Act or by the 1933 Act Regulations which have not been so filed or incorporated by reference as exhibits thereto.

          (x)  No Authorization, Approval or Consent Required.  No
               ----------------------------------------------
     authorization, approval, consent, order or decree of any court or governmental authority is necessary in connection with the issuance and sale of the Securities and the Common Securities by any applicable Trust, the purchase of the Subordinated Debentures by the such Trust, the issuance of the Guarantees or the Subordinated Debentures or the consummation by such Trust or the Guarantor of the transactions contemplated by any Terms Agreement to which this Agreement is attached and forms a part thereof, any Over-allotment Option (as defined in Section 2(b) hereof), or any Guarantor Agreement, except such as have been, or will have been, prior to each Time of Delivery (as defined in Section 2(c) hereof), obtained under the 1933 Act and the 1939 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.

         (xi)  Regulatory Certificates, Authorities and Permits.  The Guarantor
               ------------------------------------------------
     and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificates, authorities or permits would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise; and neither the Guarantor nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise.

        (xii)  Authorization and Validity of the Securities. The Securities have
               --------------------------------------------
     been duly and validly authorized, and, when the Firm Designated Securities are issued and delivered pursuant to the Terms Agreement to which this Agreement is attached and forms a part thereof with respect to such Designated Securities and, in the case of any Optional Designated Securities, pursuant to Over-allotment Options with respect to such Securities, such Designated Securities will be duly and validly issued and fully paid and non-assessable beneficial interests in the Designated Trust entitled to the benefits provided by the applicable Trust Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement; and the Securities conform to the description thereof contained in the Registration Statement and the Designated Securities will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities.

       (xiii)  Limitation of Personal Liability.  The holders of the Securities
               --------------------------------
     (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

        (xiv)  Authorization and Validity of the Common Securities. The Common
               ---------------------------------------------------
     Securities of each Trust have been duly authorized on behalf of each such Trust by the depositor thereof and upon delivery by each such Trust to the Guarantor against payment therefor as set forth in the Trust Agreement, will be duly and validly issued and non-assessable beneficial interests in such Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; the Common Securities conform to the description thereof contained in the Registration Statement; and at each Time of Delivery, all of the issued and outstanding Common Securities of each Designated Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

         (xv)  Authorization and Validity of the Subordinated Debentures and the
               -----------------------------------------------------------------
     Guarantees. The Subordinated Debentures have been duly authorized and, when
     ----------
     issued and delivered pursuant to the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Guarantor entitled to the benefits of the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Guarantees have been duly authorized and, when issued and delivered pursuant to each Guarantee Agreement, will have been duly issued and delivered and will constitute valid and legally binding obligations of the Guarantor entitled to the benefits of the applicable Guarantee Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture, the Trust Agreements and the Guarantee Agreements (the "Guarantor Agreements") have been duly authorized and duly qualified under the 1939 Act and, when executed and delivered by the Guarantor and, in the case of each Guarantee Agreement, by the Guarantee Trustee (as defined in the Guarantee Agreement), in the case of each Trust Agreement, by the Trustees (as defined in the Trust Agreement) and, in the case of the Indenture, by the trustee named therein (the "Debenture Trustee"), will constitute valid and legally binding instruments, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantees, the Subordinated Debentures and the Guarantor Agreements will conform to the descriptions thereof in the Prospectus.

        (xvi)  No Conflicts With Respect to the Securities. The issue and sale
               -------------------------------------------
     of the Securities by each Trust, the compliance by each Trust with all of the provisions of any Terms Agreement to which this Agreement is attached and forms a part thereof and each Over-allotment Option, if any, the Designated Securities and each Trust Agreement, the execution, delivery and performance by each Trust of the Trust Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition or violation of any lien, charge or encumbrance upon any property or assets of such Trust pursuant to, (A) the Trust Agreement of such Trust, (B) any law, administrative regulation or administrative or court order or decree applicable to such Trust, (C) any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such Trust is a party or by which such Trust is bound or to which any of the property or assets of such Trust is subject, where such conflict, breach or default, or lien, charge or encumbrance has a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of such Trust.

       (xvii)  No Conflicts With Respect to the Guarantees and the Subordinated
               ----------------------------------------------------------------
     Debentures.  The issuance by the Guarantor of the Guarantees and the
     ----------
     Subordinated Debentures, the compliance by the Guarantor with all of the provisions of any Terms Agreement to which this Agreement is attached and forms a part and each Over-allotment Option, if any, the Guarantees, the Subordinated Debentures and the Guarantor Agreements, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition or violation of any lien, charge or encumbrance upon any property or assets of the Guarantor or any of its subsidiaries pursuant to, (A) the charter or by-laws of the Guarantor, (B) any law, administrative regulation or administrative or court order or decree applicable to the Guarantor, (C) any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Guarantor or any such subsidiary is a party or by which it or any of them is bound or to which any of the property or assets of the Guarantor or any such subsidiary is subject, where such conflict, breach or default, or lien, charge or encumbrance has a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise.

       (xviii)  1940 Act.  None of any Trust or the Guarantor is and, after
                --------
     giving effect to the offering and sale of the Securities, will be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

       (xix)  Authorization of this Agreement and the Terms Agreement.  The
              -------------------------------------------------------
     Terms Agreement to which this Agreement is attached and forms a part thereof, as of the date of such Terms Agreement, will have been duly authorized, executed and delivered by the Guarantor and the Designated Trust.

         (xx)  Doing Business With Cuba.  The Guarantor and its affiliates have
               ------------------------
     complied, and as of the date of any Terms Agreement to which this Agreement is attached and forms a part will comply, with all of the provisions of
     Section 517.075, Florida Statutes, and all rules and regulations promulgated thereunder, relating to Issuers doing business in Cuba.

SECTION 2.  Purchase and Sale.
            -----------------

          (a) Upon the execution of the Terms Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Designated Securities, the several Underwriters propose to offer the Firm Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          (b) The Designated Trust may specify in the Terms Agreement applicable to any Designated Securities that the Designated Trust thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Designated Securities set forth in such Terms Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Guarantor, given within a period specified in the Terms Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 2(c) hereof) or, unless the Representatives, the Designated Trust and the Guarantor otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Terms Agreement.

          The number of Optional Designated Securities to be added to the number of Firm Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Terms Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Designated Securities which the Designated Trust and the Guarantor have been advised by the Representatives have been attributed to such Underwriter; provided that, if the Designated Trust and the Guarantor have not been so advised, the number of Optional Designated Securities to be so added shall be, in each case, that proportion of Optional Designated Securities which the number of Firm Designated Securities to be purchased by such Underwriter under such Terms Agreement bears to the aggregate number of Firm Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Terms Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Terms Agreement plus the aggregate number of Optional Designated Securities which the Underwriters elect to purchase.

          (c) Certificates for the Firm Designated Securities and the Optional Designated Securities to be purchased by each Underwriter pursuant to the Terms Agreement relating thereto, in the form specified in such Terms Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Designated Trust and the Guarantor, shall be delivered by or on behalf of the Designated Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Designated Trust in the funds specified in such Terms Agreement, (i) with respect to the Firm Designated Securities, all in the manner and at the place and time and date specified in such Terms Agreement or at such other place and time and date as the Representatives, the Designated Trust and the Guarantor may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Designated Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Designated Securities, or at such other time and date as the Representatives, the Designated Trust and the Guarantor may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

SECTION 3.  Covenants of Each Trust and the Guarantor.
            -----------------------------------------

          Each Trust and the Guarantor, jointly and severally, agrees with each of the Underwriters of any Designated Securities:

          (a)  Preparation of Prospectus Supplement.  To prepare the Prospectus
               ------------------------------------
     as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the 1933 Act not later than the Commission's close of business on the second business day following the execution and delivery of the Terms Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Terms Agreement relating to such Securities and prior to any Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any qualification, promptly to use its best efforts to obtain the withdrawal of such order.

          (b)  Notice of Certain Events.  To advise the Representatives promptly
               ------------------------
     of any such amendment or supplement after any Time of Delivery for such Securities and furnish the Representatives with copies thereof; and for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, to advise the Representatives, promptly after it receives notice thereof, (i) of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, (ii) of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, (iii) of the suspension of the qualification of such Securities or the Subordinated Debentures issuable upon exchange of the Securities for offering or sale in any jurisdiction, (iv) of the initiation or threatening of any proceeding for any such purpose, or (v) of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information.

          (c)  Copies of Registration Statement and Prospectus.  To furnish the
               -----------------------------------------------
     Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request.

          (d)  Revisions of Prospectus -- Material Changes. If the delivery of a
               -------------------------------------------
     prospectus is required at any time in connection with the offering or sale of the Securities or the Subordinated Debentures issuable upon exchange of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the 1934 Act any document incorporated by reference in the Prospectus in order to comply with the 1933 Act, the 1934 Act or the 1939 Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

          (e)  Earnings Statement.  To make generally available to its security
               ------------------
     holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the 1933 Act), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the 1933 Act Rules and Regulations (including, at the option of the Guarantor, Rule 158).

          (f)  Blue Sky Qualifications.  Promptly from time to time to take such
               -----------------------
     action as the Representatives may reasonably request to qualify such Securities or the Subordinated Debentures issuable upon exchange of the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith neither the Designated Trust nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

          (g)  1934 Act Filings.  To file promptly all reports and any
               ----------------
     definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities.

          (h)  Stand-Off Agreement.  During the period beginning from the date
               -------------------
     of the Terms Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Designated Trust and the Guarantor by the Representatives and (ii) 30 days after the last Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Securities, any other beneficial interests in the assets of the Designated Trust, or any preferred securities or any other securities of the Designated Trust or the Guarantor, as the case may be, that are substantially similar to such Designated Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive securities, preferred securities or any such substantially similar securities of either the Designated Trust or the Guarantor without the prior written consent of the Representatives.

          (i)  Issuance of Guarantee.  In the case of the Guarantor, to issue
               ---------------------
     the Guarantee concurrently with the
     issue and sale of the Securities as contemplated herein or in the Terms Agreement.

          (j)  Listing of Securities.  To list for quotation the Securities on
               ---------------------
     the National Association of Securities Dealers Automated Quotations National Market ("Nasdaq National Market").

SECTION 4.  Payment of Expenses.
            -------------------

          The Guarantor covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Guarantor's counsel and accountants in connection with the registration of the Securities, the Guarantees and the Subordinated Debentures under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Terms Agreement, any Guarantor Agreement, the Securities and the Subordinated Debentures, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities, the Guarantees and the Subordinated Debentures for offering and sale under state securities laws as provided in
Section 3(f) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any fees charged by securities rating services for rating the Securities and the Subordinated Debentures; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the issuance of the Guarantees and the Subordinated Debentures; (vi) the cost of preparing the Securities and the Subordinated Debentures; (vii) the fees and expenses of any Trustee, Debenture Trustee and Guarantee Trustee, and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with any Trust Agreement, Indenture, Guarantee and the Securities; (viii) the cost of qualifying the Securities with The Depository Trust Company; (ix) any fees and expenses in connection with listing the Securities and the Subordinated Debentures and the cost of registering the Securities under Section 12 of the 1934 Act; and (x) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 6 and 8 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

SECTION 5.  Conditions of the Underwriters' Obligations.
            -------------------------------------------

          The obligations of the Underwriters of any Designated Securities under the Terms Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Designated Trust and the Guarantor in or incorporated by reference in the Terms Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Designated Trust and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a)  The Prospectus and the Registration Statement.  The Prospectus as
               ---------------------------------------------
     amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Act Rules and Regulations and in accordance with Section 3(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction.

          (b)  Opinion of Underwriters' Counsel.  Counsel for the Underwriters
               --------------------------------
     shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the incorporation of the Guarantor and the formation of the Designated Trust, the validity of the Designated Securities, the Subordinated Debentures, the Guarantee, the Registration Statement, the Prospectus as amended or supplemented, as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

          (c)  Opinion of Guarantor Counsel.  Kramer, Levin, Naftalis, Nessen,
               ----------------------------
     Kamin & Frankel, as special counsel for the Designated Trust and the Guarantor, shall have furnished to the Representatives their written opinions, dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

              (ii) The Guarantor has the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus.

             (iii) The Designated Securities have been duly authorized by the depositor on behalf of the Designated Trust, are duly and validly issued and non-assessable beneficial interests in the Designated Trust and are entitled to the benefits provided by the Trust Agreement.

              (iv) This Agreement and the Terms Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Designated Trust and the Guarantor.

               (v) Each of the Guarantor Agreements has been duly authorized, executed and delivered by the Guarantor and (assuming each of the Guarantor Agreements has been duly authorized, executed and delivered by the applicable Trustee thereunder) constitutes a valid and binding agreement of the Guarantor, enforceable against it in accordance with its terms, except in each case that (A) enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and by general principles of equity and (B) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

              (vi) The issue and sale of the Designated Securities being delivered at such Time of Delivery and the compliance by the Designated Trust with all of the Terms Agreement to which this Agreement is attached and forms a part, the Designated Securities and the Trust Agreement with respect to the Designated Securities, the purchase by the Designated Trust of the Subordinated Debentures and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of the Certificate of Trust or Trust Agreement of the Designated Trust.

              (vii) The Subordinated Debentures, in the form certified by the Guarantor to be true and correct copies, are in the forms prescribed in or pursuant to the Indenture, have been duly validly authorized by the Guarantor by all necessary corporate action and, when completed, executed and authenticated as specified in or pursuant to the Indenture and issued and delivered upon exchange of the Securities will be valid and binding obligations of the Guarantor, enforceable against it in accordance with their terms, except in each case that
          (A) enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and by general principles of equity and (B) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

             (viii) The Guarantee has been duly authorized and, when issued and delivered pursuant to the Terms Agreement to which this Agreement is attached and forms a part, will have been duly executed, issued and delivered and will be a valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, except in each case that (A) enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and by general principles of equity and
          (B) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

              (ix) The statements set forth in the Prospectus under the caption "Description of QUIDS", "Description of QUIPS", "Description of Guarantees", "Description of Corresponding QUIDS", "Relationship Among the QUIPS, the Corresponding QUIDS and the Guarantees" and "Plan of Distribution" insofar as they purport to summarize certain provisions of documents specifically referred to therein, are accurate summaries of such provisions in all material respects.

               (x) The Indenture, each of the Trust Agreement and each of the Guarantees is qualified under the 1939 Act.

              (xi) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

             (xii) At the time the Registration Statement became effective, the Registration Statement (other than the financial statements and notes thereto and related schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Statements of Eligibility of the Trustees on Form T-1) complied as to form in all material respects with the requirements of the 1933 Act, the 1939 Act and the regulations promulgated under each of those Acts.

            (xiii) No authorization, approval, consent, order or decree of any United States or Delaware court or governmental authority or agency is necessary in connection with the issue and sale of the Designated Securities being delivered at such Time of Delivery or the issuance of the Guarantee and the Subordinated Debentures or the consummation by the Designated Trust or the Guarantor of the transactions contemplated by the Terms Agreement to which this Agreement is attached and forms a part and the Guarantor Agreements, except such as may be required under the 1933 Act, the 1939 Act, the regulations promulgated under each of those Acts or state securities or Blue Sky laws.

             (xiv) The issuance by the Guarantor of the Guarantee and the Subordinated Debentures, the compliance by the Guarantor with all of the provisions of the Terms Agreement to which this Agreement is attached and forms a part and the Guarantor Agreements, the execution, delivery and performance by the Guarantor of the Terms Agreement to which this Agreement is attached and forms a part and the Guarantor Agreements and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of the Guarantor's Certificate of Incorporation or By-laws.

              (xv) Each document filed pursuant to the 1934 Act and incorporated by reference in the Prospectus (other than the financial statements and notes thereto and related schedules and other financial data included or incorporated by reference therein or omitted therefrom) complied when filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations thereunder.

             (xvi) Neither the Designated Trust nor the Guarantor is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the 1940 Act.

          (d)  Opinion of Michael H. Salsbury, Esq., Executive Vice President
               --------------------------------------------------------------
     and General Counsel.  Michael H. Salsbury, Esq., Executive Vice President
     -------------------
     and General Counsel of the Guarantor, shall have furnished to the Representatives his written opinions, dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

               (i) To the best of such counsel's knowledge, the Guarantor is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Guarantor and its subsidiaries considered as one enterprise.

              (ii) Each Significant Subsidiary of the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and, to the best of such counsel's knowledge, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Guarantor and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all of such capital stock owned by the Guarantor, directly or through subsidiaries, is owned free and clear of any mortgage, pledge, lien, encumbrance, claim or equity (except for any lien or encumbrance permitted pursuant to Article VI of the Revolving Credit Agreement, dated as of July 8, 1994, among the Guarantor and Bank of America National Trust and Savings Association, as agent for the financial institutions party thereto, Articles X and XII of the Senior Indenture, Article X of the Subordinated Indenture and Article XIII of the indenture, dated as of October 15, 1989, between the Guarantor and Bankers Trust Guarantor, as trustee).

             (iii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Guarantor or any subsidiary is a party or of which any of their property is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, in the aggregate, not material to the Guarantor and its subsidiaries considered as one enterprise.

              (iv) To the best of such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or documents required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct in all material respects, and no default exists in the due performance or observance by the Guarantor of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference which would have a material adverse effect on the Guarantor and its subsidiaries considered as one enterprise.

               (v) The issue and sale of the Designated Securities being delivered at such Time of Delivery and the compliance by the Designated Trust with all of the provisions of the Terms Agreement to which this Agreement is attached and forms a part, the Designated Securities and the Trust Agreement with respect to the Designated Securities, the purchase by the Designated Trust of the Subordinated Debentures and the consummation of the transactions herein and therein contemplated will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Designated Trust pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel and to which such Designated Trust is a party or by which it or any of them is bound or to which any of the material property or assets of such Designated Trust is subject, or any material United States or Delaware law, administrative regulation or administrative or court order or decree known to such counsel to be applicable to such Designated Trust of any United States or Delaware court or governmental agency, authority or body or any arbitrator having jurisdiction over such Designated Trust.

              (vi) The issuance by the Guarantor of the Guarantee and the Subordinated Debentures, the compliance by the Guarantor with all of the provisions of the Terms Agreement to which this Agreement is attached and forms a part and the Guarantor Agreements, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Guarantor or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel and to which the Guarantor or any of its subsidiaries is a party or by which it or any of them is bound or to which any of the material property or assets of the Guarantor or any of its subsidiaries is subject, or any material United States or Delaware law, administrative regulation or administrative or court order or decree known to such counsel to be applicable to the Guarantor of any United States or Delaware court or governmental agency, authority or body or any arbitrator having jurisdiction over the Guarantor.

          (e)  Opinion of Counsel to the Guarantor Relating to the
               ---------------------------------------------------
     Communications Act.  Michael H. Salsbury, Esq., Executive Vice President
     ------------------
     and General Counsel of the Guarantor or other counsel to the Guarantor satisfactory to the Underwriters, shall have furnished to the Representatives his written opinions, dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

               (i) Nothing in the Communications Act of 1934, as amended, or the Telecommunications Act of 1996 (collectively, the "Communications Act") prevents, impairs, limits or otherwise adversely affects (A) the due and valid authorization, execution and delivery of the Securities, the Subordinated Debentures, the Guarantees or the Guarantor Agreements, (B) the valid and binding nature or enforceability of any of the provisions of the Securities, the Subordinated Debentures, the Guarantees or the Guarantor Agreements, (C) any holder of Designed Securities from being entitled to the benefits of any Trust Agreement or the Guarantee Agreement, or (D) the holder of any Subordinated Debentures from being entitled to the benefits of the Indenture.

              (ii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened under the Communications Act which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings under the Communications Act to which the Guarantor or any subsidiary is a party or of which any of their property is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, in the aggregate, not material to the Guarantor and its subsidiaries considered as one enterprise.

             (iii) Insofar as such relates to the Communications Act, no authorization, approval, consent, order or decree of any court or governmental authority or agency is necessary in connection with the sale of the Designated Securities or the issuance of the Subordinated Debentures and the Guarantees; and, to the best of such counsel's knowledge, the execution and delivery of any Terms Agreement to which this Agreement is attached and forms a part and the Guarantor Agreements and the consummation of the transactions contemplated herein and therein do not conflict with, violate or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Guarantor or any of its subsidiaries pursuant to the Communications Act or any administrative regulations thereunder.

          (f)  Opinion of Special Delaware Counsel to the Designated Trust.
               -----------------------------------------------------------
     Richards, Layton & Finger, special Delaware Counsel to the Designated Trust and the Guarantor, shall have furnished to you, the Guarantor and the Designated Trust their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that

               (i) The Designated Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Designated Trust as a business trust have been made.

              (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Designated Trust has the power and authority to own property and conduct its business, all as described in the Prospectus.

             (iii) The Trust Agreement constitutes a valid and legally binding obligation of the Guarantor and the Trustees, enforceable against the Guarantor and the Trustees, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

              (iv) Under the Delaware Business Trust Act and the Trust Agreement, the Designated Trust has the power and authority to (a) execute and deliver, and to perform its obligations under the Underwriting Agreement and the Terms Agreement and (b) issue and perform its obligations under the Designated Securities and the Common Securities.

               (v) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Designated Trust of the Underwriting Agreement and the Terms Agreement, and the performance by the Designated Trust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Designated Trust.

              (vi) The Designated Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable beneficial interests in the Designated Trust and are entitled to the benefits provided by the Trust Agreement; the Securityholders, as beneficial owners of the Designated Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities Certificates and the issuance of replacement

          Securities Certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement.

             (vii) The Common Securities have been duly authorized by the Trust Agreement and are validly issued and represent beneficial interests in the Designated Trust.

            (viii) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Designated Securities and the Common Securities is not subject to preemptive rights.

              (ix) The issuance and sale by the Designated Trust of Designated Securities and the Common Securities, the execution, delivery and performance by the Designated Trust of the Underwriting Agreement and the Terms Agreement, the consummation by the Designated Trust of the transactions contemplated thereby and compliance by the Designated Trust with its obligations thereunder will not violate (a) any of the provisions of the Certificate of Trust of the Designated Trust or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation.

               (x) Assuming that the Designated Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Designated Trust solely in connection with the issuance and sale of the Designated Securities and the Common Securities (In rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware.).

              (xi) Assuming that the Designated Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the

          Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Designated Trust, and the Designated Trust will not be liable for any income tax imposed by the State of Delaware.

          (g)  Opinion of Tax Counsel to the Designated Trust.  Kramer, Levin,
               ----------------------------------------------
     Naftalis, Nessen, Kamin & Frankel, as tax counsel for the Designated Trust and the Guarantor, shall have furnished to you their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Prospectus under the caption "Certain Federal Income Tax Consequences".

          (h)  Rule 10b-5 Opinion.  In giving their opinions required by
               ------------------
     subsection (c), (d) and (e) of this Section 5, Kramer, Levin, Naftalis, Nessen, Kamin and Frankel, Michael H. Salsbury, Esq. and counsel rendering the opinions required by subsection (e) (as to any matters under the Communications Act) shall each additionally state that, although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (ix) of Section 5(c), they have no reason to believe that, as of its effective date, the Registration Statement (other than the financial statements and notes thereto and related schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Statements of Eligibility of the Trustees on Form T-1, as to which counsel need not comment) or any further amendment thereto made by the Designated Trust or the Guarantor prior to such Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Designated Trust or the Guarantor prior to such Time of Delivery (other than the financial statements and notes thereto and related schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, the Registration Statement (other than the financial statements and notes thereto and related schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Statements of Eligibility of the Trustees on Form T-1, as to which counsel need not comment) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (i)  Comfort Letter.  On the date of the Terms Agreement for such
               --------------
     Designated Securities at a time prior to the execution of the Terms Agreement with respect to the Designated Securities and at each Time of Delivery for such Designated Securities, the independent accountants of the Guarantor who have certified the financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives.

          (j)  No Material Adverse Change With Respect to Guarantor.  Since the
               ----------------------------------------------------
     date of the applicable Terms Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no change in the capital stock or long-term debt of the Guarantor or any of its subsidiaries or any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, the effect of which is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended relating to the Designated Securities.

          (k)  No Downgrade.  On or after the date of the Terms Agreement
               ------------
     relating to the Designated Securities the rating assigned by any nationally recognized securities rating agency to any debt securities or preferred stock of the Guarantor as of the date of any applicable Terms Agreement shall not have been lowered since that date of such Terms Agreement or no such rating agency shall have publicly announced that it has placed any debt securities of the Guarantor on what is commonly termed a "watch list" for possible downgrading.

          (l)  No Material Adverse Change With Respect to Markets.  On or after
               --------------------------------------------------
     the date of the Terms Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis, the effect of which shall be such as to make it, in the reasonable judgment of the Representative, impracticable to market the Designated Securities or enforce contracts for the sale of the Designated Securities,
     (ii) trading in any securities of the Guarantor shall have been suspended by the Commission, the Nasdaq National Market or a national securities exchange, (iii) trading generally on either the New York Stock Exchange or the Nasdaq National Market shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or (iv) a banking moratorium shall have been declared by either Federal or New York authorities.

          (m)  Listing of Securities.  The Designated Securities at each Time of
               ---------------------
     Delivery shall have been duly listed for quotation on Nasdaq National
     Market.

          (n)  Closing Deliveries.  The Designated Trust and the Guarantor shall
               ------------------
     have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities certificates of officers of the Designated Trust and the Guarantor satisfactory to the Representatives as to the accuracy of the representations and warranties of the Designated Trust and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Designated Trust and the Guarantor of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (j) of this Section and as to such other matters as the Representatives may reasonably request.

SECTION 6.  Indemnification and Contribution.
            --------------------------------

          (a) The Designated Trust and the Guarantor, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Designated Trust nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

          (b) Each Underwriter will indemnify and hold harmless the Designated Trust and the Guarantor against any losses, claims, damages or liabilities to which the Designated Trust may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust and the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Designated Trust and the Guarantor for any legal or other expenses reasonably incurred by the Designated Trust in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify such indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Designated Trust and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Designated Trust and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Designated Trust and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Designated Trust and the Guarantor bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Designated Trust and the Guarantor on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Designated Trust, the Guarantor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

          (e) The obligations of the Designated Trust and the Guarantor under this Section 6 shall be in addition to any liability which the Designated Trust and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the 1933 Act; and the obligations of the Underwriters under this
Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Designated Trust and the Guarantor and to each person, if any, who controls the Designated Trust and the Guarantor within the meaning of the 1933 Act.

SECTION 7.  Representations, Warranties and Agreements to Survive Delivery.
            --------------------------------------------------------------

          The respective indemnities, agreements, representations, warranties and other statements of the Designated Trust or the Guarantor and the several Underwriters, as set forth in any Terms Agreement to which this Agreement is attached and forms a part or made by or on behalf of them, respectively, pursuant to any Terms Agreement to which this Agreement is attached and forms a part, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Designated Trust or the Guarantor, or any officer or director or controlling person of the Designated Trust or the Guarantor, and shall survive delivery of and payment for the Securities.

SECTION 8.  Termination of Agreement.
            ------------------------

          If any Terms Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the Designated Trust nor the Guarantor shall then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities with respect to which such Terms Agreement shall have been terminated except as provided in Sections 4 and 6 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the Designated Trust or the Guarantor as provided herein, the Guarantor will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Designated Trust or the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 4 and 6 hereof.

SECTION 9.  Default by One or More of the Underwriters.
            ------------------------------------------

          If one or more of the Underwriters participating in an offering of Firm Designated Securities or Optional Designated Securities shall fail at the applicable Time of Delivery to purchase such Securities which it or they are obligated to purchase hereunder and under the applicable Terms Agreement (the "Defaulted Securities"), then the Representatives shall have the right, within the first 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, within such first 24 hour period, the Representatives are unable to make arrangements for the purchase of all of the Defaulted Securities, then the Designated Trust shall have the right, within the next 24 hours thereafter, to make arrangements for any other underwriter(s) reasonably satisfactory to the non-defaulting Underwriters to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, after such 48 hours neither the Representatives nor the Designated Trust shall have completed such arrangements for the purchase of all of the Defaulted Securities, then:

          (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Firm Designated Securities or the Optional Designated Securities, as the case may be, to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Firm Designated Securities or the Optional Designated Securities, as the case may be, to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

          No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default under this Agreement and the applicable Terms Agreement.

          In the event of any such default by any Underwriter or Underwriters as set forth in this Section 9, either the Representatives or the Designated Trust shall have the right to postpone the applicable Time of Delivery for a period not exceed seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

SECTION 10.  Notices.
             -------

          In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Terms Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Terms Agreement; and if to the Designated Trust or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Designated Trust or the Guarantor, respectively, set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 6(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Designated Trust and the Guarantor by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

SECTION 11.  Parties.
             -------

          This Agreement and each Terms Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, each Designated Trust, the Guarantor and, to the extent provided in Sections 6 and 7 hereof, the officers and directors of each Designated Trust, the Guarantor and each person who controls any Designated Trust or the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Terms Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

SECTION 12.  Time of the Essence; Business Day.
             ---------------------------------

          Time shall be of the essence of each Terms Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

SECTION 13.  Governing Law.
             -------------

          Each Terms Agreement to which this Agreement is attached and forms a part shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 14.  Counterparts.
             ------------

          Each Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                                                         ANNEX I
                                TERMS AGREEMENT
                                ---------------


Goldman, Sachs & Co.,
[Name(s) of Co-Representative(s),]
   As Representatives of the several
    Underwriters named in Schedule I hereto, c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

                                                                          , 19..
Ladies and Gentlemen:

      MCI Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Designated Trust") and MCI Communications Corporation, a Delaware corporation (the "Guarantor"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement Basic Provisions (the "Underwriting Agreement Basic Provisions") of the Designated Trust, MCI Capital II, MCI Capital III, MCI Capital IV and the Guarantor to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" consisting of Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase). The Designated Securities are exchangeable into debt securities of the Guarantor (the "Subordinated Debentures"), as specified in
Schedule II to this Agreement. The Designated Securities will be guaranteed by the Guarantor to the extent set forth in this Agreement with respect to such Designated Securities (the "Guarantee"). Each of the provisions of the Underwriting Agreement Basic Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty which refers to the Prospectus in Section 1 of the Underwriting Agreement Basic Provisions shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement Basic Provisions in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Terms Agreement. Each reference to the

Representatives herein and in the provisions of the Underwriting Agreement Basic Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement Basic Provisions are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 10 of the Underwriting Agreement Basic Provisions and the address of the Representatives referred to in such Section 10 are set forth in Schedule II hereto.

      An amendment to the Registration Statement or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

      Subject to the terms and conditions set forth herein and in the Underwriting Agreement Basic Provisions incorporated herein by reference, (a) the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.

      The Designated Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Guarantor given within a period of 30 calendar days after the date of this Terms Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated

Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Designated Trust otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

      If the foregoing is in accordance with your understanding, please sign and return to us [six] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement Basic Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Designated Trust and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Designated Trust and the Guarantor for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                   Very truly yours,

                                   MCI COMMUNICATIONS CORPORATION


                                   By:  _______________________________
                                      Name:
                                      Title:

                                   MCI CAPITAL I
                                   By: MCI Communications Corporation,
                                        as Depositor


                                   By:  _______________________________
                                      Name:
                                      Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
[Name(s) of Co-Representative(s)]
As Representatives of the Underwriters
  Named in Schedule I hereto


By:  _________________________________
              (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                               MAXIMUM
                                                                NUMBER
                                                                  OF
                                                  NUMBER OF    OPTIONAL
                                                    FIRM      DESIGNATED
                                                 DESIGNATED   SECURITIES
                                                 SECURITIES     WHICH
                                                    TO BE       MAY BE
                                                    -----
             UNDERWRITER                          PURCHASED   PURCHASED
             -----------                          ---------   ---------
Goldman, Sachs & Co. ........................
[Name(s) of Co-Representative(s)] ...........
[Names of other Underwriters] ...............
Total

                                  SCHEDULE II


DESIGNATED TRUST:

     MCI Capital __

TITLE OF DESIGNATED SECURITIES:

     ____% Cumulative Quarterly Income Preferred Securities, Series __
     ("QUIPS")

AGGREGATE PRINCIPAL AMOUNT:

     Aggregate principal amount of Designated
     Securities: $_____________

PRICE TO PUBLIC:

     100% of the principal amount of the Designated Securities

PURCHASE PRICE BY UNDERWRITERS:

     _______% of the principal amount of the Designated Securities

UNDERWRITERS' COMPENSATION:

     $______ per Designated Security

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

     New York Clearing House same-day funds

ACCOUNTANTS' LETTER TO BE DELIVERED ON DATE OF TERMS AGREEMENT:

     Yes.

TRUST AGREEMENT:

     Amended and Restated Trust Agreement dated as of ________ __, ____, between the Guarantor and the Trustees named therein

INDENTURE:

     Indenture dated as of ________ __, 1996, between the Guarantor and Wilmington Trust Company, as Debenture Trustee and Supplemental Indenture No. __ dated as of

     ________ __, ____, between the Guarantor and the Debenture Trustee (collectively the "Indenture")

GUARANTEE:

     Guarantee Agreement dated as of ________ __, ____, between Guarantor and Wilmington Trust Company, as Guarantee Trustee

MATURITY:

     ________ __, ____

INTEREST RATE:

     ____%

INTEREST PAYMENT DATES:

     March 31, June 30, September 30 and December 31

EXTENSION PERIOD:

     [20 quarters]

REDEMPTION PROVISIONS:

     [The redemption provisions set forth in Section 402 of the Trust Agreement shall apply to the Designated Securities.]

SINKING FUND PROVISIONS:

     [No sinking fund provisions.]

TIME OF DELIVERY:

     10:00 a.m., New York City time
     ________ __, ____

CLOSING LOCATION:

     Sullivan & Cromwell
     125 Broad Street
     New York, New York 10004

NAMES AND ADDRESSES OF REPRESENTATIVES:

     Goldman, Sachs & Co.
     85 Broad Street
     New York, New York 10004

                                                                        ANNEX II

     Pursuant to Section 5(i) of the Underwriting Agreement Basic Provisions, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Designated Trust and the Guarantor and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Rules and Regulations;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Guarantor's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Guarantor who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the 1934 Act Rules and Regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the 1934 Act Rules and Regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Guarantor's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

         (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Rules and Regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

          (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

          (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

          (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Rules and Regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

          (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement Basic Provisions as of the date of the letter delivered on the date of the Terms Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.